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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (date of earliest event reported): March 7, 2006
                                                          --------------


                                   AWARE, INC.
             (Exact name of registrant as specified in its charter)


        MASSACHUSETTS                 000-21129               04-2911026
(State or other jurisdiction         (Commission            (IRS Employer
      of incorporation)              File Number)         Identification No.)


                    40 MIDDLESEX TURNPIKE, BEDFORD, MA, 01730
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (781) 276-4000



                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.02  DEPARTURE OF DIRECTOR OR PRINCIPAL OFFICERS

        David Ehreth, a director of Aware, Inc., has tendered his resignation from the Board of Directors of Aware, Inc. effective March 10, 2006. In recognition of his years of service, the Board of Directors of Aware, Inc. has approved a payment to Mr. Ehreth of $25,000.



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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               AWARE, INC.


Dated: March 10, 2006                          By: /s/ Michael A. Tzannes
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                                               Michael A. Tzannes
                                               Chief Executive Officer



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